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                                                                   EXHIBIT 10.37

                              CONSULTING AGREEMENT
                              --------------------

     This Consulting Agreement (the "Agreement") is made and entered into as of April ___, 1998 by and between Maxwell Shoe Company Inc., a Delaware corporation (the "Company"), and Maxwell V. Blum (the "Consultant").

     1.  Recitals.
         --------

          1.1 The Company is engaged in the business of designing, developing and marketing casual and dress footwear for women and children under multiple brand names.

          1.2 Until the date hereof, the Consultant was a substantial stockholder of the Company and was engaged in the active management of the Company. The Consultant has accumulated substantial knowledge in the businesses in which the Company is engaged, in the management of companies engaged in such businesses and in particular in the management of the Company.

          1.3 The Company desires to engage Consultant as an independent contractor to provide advice in connection with the business of the Company and related strategic planning, customer relations and marketing issues of the Company and the Consultant desires to provide such services on the terms and conditions hereinafter set forth.

     2.  Term.  This Agreement shall commence on the date hereof and shall
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continue for one (1) year, through the day prior to the first anniversary hereof
("Term"). On the first anniversary of the date hereof, and on each subsequent annual anniversary of the date hereof thereafter, this Agreement shall be automatically extended for an additional year unless either party notifies the other in writing more than thirty days prior to the relevant anniversary date that this Agreement is no longer to be extended.

     3.  General Terms.
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          3.1  Nature of Agreement.  The parties acknowledge and agree that the
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Consultant will be retained by the Company as an independent contractor, and not as an employee, and that, as an independent contractor of the Company, the Consultant will be under the control, supervision and direction of the Company only as to the results of the services provided to the Company under the terms of this Agreement, and not as to the means by which such services are provided.

          3.2  Duties and Services.  During the term of this Agreement, the
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Consultant agrees to perform such consulting services as may be assigned to the
Consultant by the Chief Executive Officer of the Company consistent with the knowledge and expertise of the Consultant for up to 240 hours per year (with any additional hours which are requested by the Chief Executive Officer of the Company to be provided at a fee of $2,000 per day). Except as specifically directed by the Company, it is agreed that the Consultant shall have no authority to act on behalf of the Company.
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     4.  Compensation.
         ------------

          4.1  Basic Compensation.  In consideration of the consulting services
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to be rendered by the Consultant hereunder, the Company shall provide to the
Consultant an office, a secretary, an automobile allowance of up to $20,000 per year and such health insurance benefits under the Company's medical plans as the Company provides to its executive officers.

          4.2  Expenses.  The Company shall from time to time pay or reimburse
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the Consultant for the reasonable and necessary expenses (including travel expenses) incurred by the Consultant in connection with the performance of his duties hereunder if such expenses have been previously approved by the Company or if reimbursement is otherwise appropriate in accordance with the Company's established policies and if the Company receives such verification thereof as the Company may require in order to qualify such expenses as deductible business expenses.

          4.3  No Withholding.  Because the Consultant is retained as an
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independent contractor and not as an employee, the Company and the Consultant acknowledge and agree that no federal and state taxes or social security contributions shall be made by the Company from the payments made to the Consultant pursuant to this Article 4, and that the Consultant will remain solely liable for the payment of all such taxes. The Consultant further acknowledges that the Company will report compensation paid pursuant to this Agreement on a Form 1099 at the end of the year in which the Consultant's services were provided. The Consultant hereby expressly covenants to make such tax payments as may be required by applicable law and to indemnify and hold the Company harmless for any liability the Company may incur as a consequence of the Consultant's failure to make such payments.

     5.  Termination, Death, Disability.
         ------------------------------

          5.1  Termination of Agreement With Cause.  In addition to any other
               -----------------------------------
remedies available to the Company at law, in equity or as set forth in this Agreement, the Company shall have the right, upon written notice to the Consultant, to immediately terminate this Agreement if the Consultant: (a) breaches any material provision of this Agreement and, if such breach is curable, in the sole judgment of the Company, such breach is not cured within ten (10) days after written notice thereof from the Company; or (b) has committed an act of gross misconduct in connection with the performance of his duties hereunder as determined by the Board of Directors; or (c) demonstrates incompetence or habitual negligence in the performance of his duties as determined by the Board of Directors; or (d) is convicted of or pleads nolo contendere to any misdemeanor involving moral turpitude or to any felony; or (e) has committed any act of fraud, misappropriation of funds or embezzlement in connection with is services hereunder.

          5.2  Death; Disability.  In the event that the Consultant dies or
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becomes Disabled (as defined herein), this Agreement shall terminate when such death occurs or, upon written notice by the Company, at any time after Disability occurs.

     For purposes of this Agreement the Consultant shall be deemed to be "Disabled" or have a "Disability" if, because of his physical or mental disability, he has been substantially unable to perform his duties hereunder for twelve (12) work weeks in any twelve (12)-month period.

          5.3  Obligations.  The Consultant acknowledges that, if this Agreement
               -----------
is terminated under this Section 5, the Company shall have no further obligation to the Consultant

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except to reimburse Consultant for any expenses incurred in accordance with
Section 4.2 but unreimbursed as of the date of termination.

     6.  Ownership of Proceeds; Non-Disclosure.
         -------------------------------------

          6.1  Results and Proceeds of Employment.  The Company shall be the
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sole and exclusive owner throughout the universe in perpetuity of all of the results and proceeds of the Consultant's services, work and labor during the Term in connection with the Consultant's services rendered to the Company, free and clear of any and all claims, liens or encumbrances. All results and proceeds of such services, work and labor during the Term shall be deemed to be works-made-for-hire for the Company within the meaning of the copyright laws of the United States and the Company shall be deemed to be the sole author thereof in all territories and for all purposes.

          6.2  Non-Disclosure of Confidential Information.  As used herein,
               ------------------------------------------
"Confidential Information" means any and all information affecting or relating to the business of the Company and its affiliates, including without limitation, financial data, customer lists and data, licensing arrangements, business strategies, pricing information, product development, intellectual, artistic rights, works, or other materials of any kind or nature (whether or not entitled to protection under applicable copyright laws, or reduced to or embodied in any medium or tangible form), including without limitation, all copyrights, patents, trademarks, service marks, trade secrets, contract rights, titles, themes, treatments, ideas, concepts, technologies, art work, logos, hardware, software, and may be embodied in any and all computer programs, tapes, diskettes, disks, mailing lists, lists of actual or prospective customers and/or suppliers, notebooks, documents, memoranda, reports, files, correspondence, charts, lists and all other written, printed or otherwise recorded material of any kind whatsoever and any other information, whether or not reduced to writing, including "know-how," ideas, concepts, research, processes and plans. "Confidential Information" does not include information that is in the public domain, information that is generally known in the trade, or information that the Consultant can prove he acquired wholly independently of his services for the Company. The Consultant shall not, at any time during the Term or thereafter, directly or indirectly, disclose or furnish to any other person, firm or corporation any Confidential Information, except in the course of the proper performance of his duties hereunder or as required by law (in which event the Consultant shall give prior written notice to the Company and shall cooperate with the Company and the Company's counsel in complying with such legal requirements). Promptly upon the expiration or termination of the Consultant's services hereunder for any reason or whenever the Company so requests, the Consultant shall surrender to the Company all documents, drawings, work papers, lists, memoranda, records and other data (including all copies) constituting or pertaining in any way to any of the Confidential Information.

          6.3  Non-Competition.  The Consultant shall not, for so long as he is
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entitled to compensation under or pursuant to this Agreement, directly or indirectly: (a) compete with the Company; or (b) be interested in, employed by, engaged in or participate in the ownership, management, operation or control of, or act in any advisory or other capacity for, any Competing Entity (as defined below) which conducts its business within the Territory (as such terms are hereinafter defined); provided, however, that notwithstanding the foregoing, the Consultant may make solely passive investments in any Competing Entity the common stock of which is "publicly held," and of which the Consultant shall not own or control, directly or indirectly, in the aggregate securities which constitute more than two (2%) percent of the voting rights or equity ownership

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of such Competing Entity; or (c) solicit or divert any business or any customer from the Company or assist any person, firm or corporation in doing so or attempting to do so; or (d) cause or seek to cause any person, firm or corporation to refrain from dealing or doing business with the Company or assist any person, firm or corporation in doing so or attempting to do so.

          For purposes of this Section 6.3, (i) the term "Competing Entity" shall mean any entity which presently or during the period referred to above engages in any business activity the Company is then engaged in or proposes to be engaged in, and (ii) the term "Territory" shall mean any geographic area in which the Company conducts business during such period.

          6.4  Non-Solicitation.  The Consultant shall not, for a period of two
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(2) years from the date of any termination or expiration of his services hereunder, directly or indirectly: (a) solicit or hire, or attempt to solicit or hire, any employee of the Company, or assist any person, firm or corporation in doing so or attempting to do so; or (b) plan for, acquire any financial interest in or perform any services for himself or any other entity in connection with a business in which the Consultant's interest, duties or activities would inherently require the Consultant to reveal any Confidential Information; or (c) solicit or cause to be solicited the disclosure of or disclose any Confidential Information for any purpose whatsoever or for any other party.

          6.5  Breach of Provisions.  In the event that the Consultant shall
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breach any of the provisions of this Article 6, or in the event that any such breach is threatened by the Consultant, in addition to and without limiting or waiving any other remedies available to the Company at law or in equity, the Company shall be entitled to immediate injunctive relief in any court, domestic or foreign, having the capacity to grant such relief, without the necessity of posting a bond, to restrain any such breach or threatened breach and to enforce the provisions of this Article 6. The Consultant acknowledges and agrees that there is no adequate remedy at law for any such breach or threatened breach and, in the event that any action or proceeding is brought seeking injunctive relief, the Consultant shall not use as a defense thereto that there is an adequate remedy at law.

          6.6  Reasonable Restrictions.  The parties acknowledge that the
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foregoing restrictions, the duration and the territorial scope thereof as set forth in this Article 6, are under all of the circumstances reasonable and necessary for the protection of the Company and its business.

          6.7  Definition.  For purposes of this Article 6, the term "the
               ----------
Company" shall be deemed to include any subsidiary of, affiliate of, predecessor to or successor of the Company.

     7.  Miscellaneous.
         -------------

          7.1  Binding Effect.  This Agreement shall be binding upon and inure
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to the benefit of the parties hereto and their respective legal representatives, heirs, distributees, successors and assigns; provided that the rights and obligations of the Consultant hereunder shall not be assignable by him.

          7.2  Notices.  Any notice provided for herein shall be in writing and
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shall be deemed to have been given or made when personally delivered or three
(3) days following deposit for mailing by first class registered or certified mail, return receipt requested, or if delivered by facsimile transmission, upon confirmation of receipt of the transmission, to the address of the other party set forth below or to such other address as may be specified by notice given in accordance with this Section 7.2:

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               If to the Company:   Maxwell Shoe Company Inc.
                                    101 Sprague Street
                                    P.O. Box 37
                                    Readville (Boston), MA 02137
                                    Attention:  Mark J. Cocozza
                                    Fax No.:  (617) 364-9058

               With a copy to:      Gibson, Dunn & Crutcher LLP
                                    333 South Grand Avenue
                                    Los Angeles, CA  90071
                                    Attention:  Jonathan K. Layne, Esq.
                                    Fax No.:  (213) 229-6141

             If to the Consultant:  Mr. Maxwell V. Blum
                                    11 Howe Road
                                    Newton Center, MA  02159
                                    Fax No.: (617) 558-3210

          7.3  Severability.  If any provision of this Agreement, or portion
               ------------
thereof, shall be held invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall attach only to such provision or portion thereof, and shall not in any manner affect or render invalid or unenforceable any other provision of this Agreement or portion thereof, and this Agreement shall be carried out as if any such invalid or unenforceable provision or portion thereof were not contained herein. In addition, any such invalid or unenforceable provision or portion thereof shall be deemed, without further action on the part of the parties hereto, modified, amended or limited to the extent necessary to render the same valid and enforceable.

          7.4  Arbitration.  Any controversy, claim or dispute arising out of or
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in any way relating to this Agreement, the alleged breach thereof, and/or the
Consultant's relationship with the Company or termination therefrom shall be determined by binding arbitration administered by the American Arbitration Association applicable rules ("Rules") which are in effect at the time of the arbitration or the demand therefor. The Rules are hereby incorporated by reference. In reaching a decision, the arbitrator shall have no authority to change, extend, modify or suspend any of the terms of this Agreement. The arbitration shall be commenced and heard in Boston, Massachusetts. The arbitrator(s) shall apply the substantive law (and the law of remedies, if applicable) of The Commonwealth of Massachusetts or federal law, or both, as applicable to the claim(s) asserted. Judgment on the award may be entered in any court of competent jurisdiction, even if a party who received notice under the Rules fails to appear at the arbitration hearing(s). The parties may seek, from a court of competent jurisdiction, provisional remedies or injunctive relief in support of their respective rights and remedies hereunder without waiving any right to arbitration. However, the merits of any action that involves such provisional remedies or injunctive relief, including, without limitation, the terms of any permanent injunction, shall be determined by arbitration under this paragraph.

          7.5  Waiver.  No waiver by a party hereto of a breach or default
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hereunder by the other party shall be considered valid unless in writing signed by such first party, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or any other nature.

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          7.6  Entire Agreement.  This Agreement sets forth the entire agreement
               ----------------
between the parties with respect to the subject matter hereof, and supersedes any and all prior agreements or understanding between the Company and the Consultant, whether written or oral, fully or partially performed relating to any or all matters covered by and contained or otherwise dealt with in this Agreement.

          7.7  Amendment.  No modification, change or amendment of this
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Agreement or any of its provisions shall be valid unless in writing and signed by the party against whom such claimed modification, change or amendment is sought to be enforced.

          7.8  Authority.  The parties each represent and warrant that they have
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the power, authority and right to enter into this Agreement and to carry out and perform the terms, covenants and conditions hereof.

          7.9  Applicable Law.  This Agreement, and all of the rights and
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obligations of the parties in connection with the employment relationship established hereby, shall be governed by and construed in accordance with the substantive laws of The Commonwealth of Massachusetts without giving effect to principles relating to conflicts of law.

          7.10  Counterparts.  Thus Agreement may be executed in counterparts,
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each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              "Company"

                              MAXWELL SHOE COMPANY INC.


                              By:________________________________
                                  Mark J. Cocozza
                                  Chairman and Chief Executive Officer

                              "CONSULTANT"


                              ___________________________________
                              Maxwell V. Blum

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